Exhibit 10.4

THIS SECURITY AGREEMENT AMENDMENT AND THE RIGHTS PROVIDED HEREIN ARE SUBJECT IN ALL RESPECTS TO THE TERMS OF A THIRD AMENDED AND RESTATED SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH AMONG THE AGENT OF THE SECURED PARTIES, THE AGENT OF THE HOLDERS OF THE SERIES 2009 5% SECURED PROMISSORY NOTES AND SAND HILL FINANCE, LLC (THE “SUBORDINATION AGREEMENT”).

FOURTH SECURITY AGREEMENT AMENDMENT

This FOURTH SECURITY AGREEMENT AMENDMENT (this “Amendment”) is made as of June 26, 2009 among BlueLine Capital Partners, LP, a Delaware limited partnership with an office located at 4115 Blackhawk Plaza Circle, Suite 100, Danville, CA  94596, as agent (hereinafter, in such capacity, the “Agent”) for itself and the other lenders listed on the signature pages hereto (hereinafter, collectively, the “Secured Parties”), the Secured Parties and AXS-One Inc., a Delaware corporation with its principal executive offices located at 301 Route 17 North, Rutherford, NJ  07070 (the “Debtor”).

WHEREAS, on May 29, 2007, the Debtor issued in favor of certain of the Secured Parties (the “May 2007 Secured Parties”), promissory notes (collectively the “May 2007 Notes”), in the aggregate principal amount of Five Million Dollars ($5,000,000), and such May 2007 Notes were issued pursuant to the terms of a Convertible Note and Warrant Purchase Agreement, dated as of May 29, 2007, by and among the Debtor and the May 2007 Secured Parties;

WHEREAS, on November 16, 2007, the Debtor issued in favor of certain of the Secured Parties (the “November 2007 Secured Parties”), promissory notes (collectively, the “November 2007 Notes”), in the aggregate principal amount of Three Million Seven Hundred and Fifty Thousand Dollars ($3,750,000), and such November 2007 Notes were issued pursuant to the terms of a Convertible Note and Warrant Purchase Agreement, dated as of November 13, 2007, by and among the Debtor and the November 2007 Secured Parties;

WHEREAS, on July 24, 2008, the Debtor issued in favor of certain of the Secured Parties (the “July 2008 Secured Parties”), promissory notes (collectively, the “July  2008 Notes”), in the aggregate principal amount of Two Million One Hundred Thousand Dollars ($2,100,000), and such July 2008 Notes were issued pursuant to the terms of a Convertible Note and Warrant Purchase Agreement, dated as of July 24, 2008, by and among the Debtor and the July 2008 Secured Parties;

WHEREAS, on October 30, 2008, the Debtor issued in favor of certain of the Secured Parties (the “October 2008 Secured Parties”), promissory notes (collectively, the “October 2008 Notes”), in the aggregate principal amount of One Million One Hundred Thousand Dollars ($1,100,000), and such October 2008 Notes were issued pursuant to the terms of a Convertible Note and Warrant Purchase Agreement, dated as of October 30, 2008, by and among the Debtor and the October 2008 Secured Parties;

WHEREAS, in connection with the issuance of the May 2007 Notes, the Debtor entered into that certain Security Agreement, dated as of May 29, 2007, among the Debtor, the Agent and the Secured Parties described therein, which agreement was amended (a) in connection with the issuance of the November 2007 Notes pursuant to a Security Agreement Amendment dated November 16, 2007 among the Debtor, the Agent and certain of the Secured Parties (such amendment, the “First Amendment”), (b) in connection with the issuance of the July 2008 Notes pursuant to a Second Security Agreement Amendment dated July 24, 2008 among the Debtor, the Agent and certain of the Secured Parties (such amendment, the “Second Amendment”) and (c) in connection with the issuance of the October 2008 Notes pursuant to a Third Security Agreement Amendment dated October 30, 2008 among the Debtor, the Agent and certain of the Secured Parties (such amendment, the “Third Amendment”) (such security agreement as amended pursuant to the First Amendment, the Second Amendment and the Third Amendment, the “Security Agreement”);

WHEREAS, on the date hereof, the Debtor has issued in favor of certain of the Secured Parties (the “June 2009 Secured Parties”), promissory notes (collectively, the “June 2009  Notes”), in the aggregate principal amount of up to Two Hundred and Fifty Thousand Dollars ($250,000), and such June 2009 Notes have been issued pursuant to the terms of a Standby Convertible Note Purchase Agreement, (the “June 2009 Purchase Agreement”) dated as of the date hereof, by and among the Debtor and the June 2009 Secured Parties (such transaction, the “June 2009 Financing”);

WHEREAS, it is a condition precedent to the June 2009 Secured Parties’ purchase of the June 2009 Notes under the June Purchase Agreement that the parties hereto execute and deliver this Amendment; and

WHEREAS, the Debtor, the Agent and each of the Secured Parties desires to amend the Security Agreement in order to permit the issuance of the June 2009 Notes.

NOW, THEREFORE, in consideration of the premises and to induce the June 2009 Secured Parties to extend the loans to the Debtor pursuant to the June 2009 Notes, the Debtor, the Agent and the Secured Parties hereby agree as follows:

1.           Capitalized Terms.  Capitalized terms used and not defined herein shall have the respective meanings ascribed to such terms in the Security Agreement.

2.           Amendment to the Security Agreement.

(a)           Section 1(c) of the Security Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order therein:

“June 2009 Notes” means the Series 2009 5% Secured Convertible Promissory Notes of the Debtor in the aggregate principal amount of up to Two Hundred and Fifty Thousand Dollars ($250,000) issued pursuant to the June 2009 Purchase Agreement.

“June 2009 Purchase Agreement” means the Standby Convertible Note Purchase Agreement dated as of June 26, 2009 by and among the Debtor and certain of the Secured Parties.

(b)           Section 1(c) of the Security Agreement is hereby amended by inserting in the place of clause (viii) of the defined term “Permitted Encumbrances” the following:  “(viii) the security interests of Sand Hill Finance, LLC (“SHF”) as set forth in the Third Amended and Restated Subordination Agreement dated as of June 26, 2009 (the “Subordination Agreement”) among SHF, the Agent for the Secured Parties and the agent for the holders of the June 2009 Notes or (ix) the security interests of the holders of the June 2009 Notes as set forth in the Subordination Agreement.”

3.           Consent to June 2009 Financing.  The Secured Parties hereby consent to the June 2009 Financing and, in connection therewith, the Debtor’s execution, delivery and performance of the June 2009 Purchase Agreement, the sale of the June 2009 Notes and the consummation of the other transactions and execution and performance of the other agreements and documents contemplated by the June 2009 Purchase Agreement, including, without limitation, the execution and delivery of the Subordination Agreement and related agreements and documents by the Agent on behalf of the Secured Parties.

4.           Consent to Senior Rank.  The Secured Parties hereby acknowledge and agree that the security interests granted in connection with the June 2009 Notes shall rank senior in priority of payment and in all other respects with the security interests granted in connection with the May 2007 Notes, November 2007 Notes, July 2008 Notes and October 2008 Notes, and the Secured Parties hereby consent to such senior ranking for all purposes under the Security Agreement, the May 2007 Notes, the November 2007 Notes, July 2008 Notes, October 2008 Notes, the Subordination Agreement and the related transaction documents.

5.           Full Force and Effect of the Security Agreement.  Except as specifically amended pursuant to the First Amendment, the Second Amendment, the Third Agreement and hereby, the Security Agreement shall remain of full force and effect and is hereby ratified and affirmed in all respects.

6.           Governing Law.  This Amendment shall be deemed to be a contract made under the laws of the State of New York and shall be construed in accordance with such laws without reference to conflict of laws.

7.           Counterparts; Facsimile Execution.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Executed signature pages delivered by facsimile or other means of electronic image transmission shall have the same force and effect as an original thereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

AXS-ONE INC.

By:  /s/ William P. Lyons
Name:  William P. Lyons
Title:   CEO

BLUELINE CAPITAL PARTNERS, LP, as Agent

By: BlueLine Partners, LLC,
its General Partner

By: /s/ Scott A. Shuda
Name: Scott A. Shuda
Title: Managing Director

[Signature Page to Fourth Security Agreement Amendment]

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
FOURTH SECURITY AGREEMENT AMENDMENT

The undersigned, as a Secured Party, hereby executes and delivers the Fourth Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Fourth Security Agreement Amendment and signature pages of the other parties named in said Fourth Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Fourth Security Agreement Amendment.

Print Name:  Aston Assets, S.A.

By:        /s/ Alejandro Gonzalez
Name:  Alejandro Gonzalez
Title:  Secretary

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
FOURTH SECURITY AGREEMENT AMENDMENT

The undersigned, as a Secured Party, hereby executes and delivers the Fourth Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Fourth Security Agreement Amendment and signature pages of the other parties named in said Fourth Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Fourth Security Agreement Amendment.

Print Name:  BlueLine Capital Partners, LP

By:      BlueLine Partners, LLC,
            Its General Partner

By:      /s/ Scott A. Shuda
Name: Scott A. Shuda
Title:   Managing Director

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
FOURTH SECURITY AGREEMENT AMENDMENT

The undersigned, as a Secured Party, hereby executes and delivers the Fourth Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Fourth Security Agreement Amendment and signature pages of the other parties named in said Fourth Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Fourth Security Agreement Amendment.

Print Name: BlueLine Capital Partners II, LP

By:      BlueLine Partners, LLC,
            Its General Partner

By:      /s/ Scott A. Shuda
Name: Scott A. Shuda
Title:   Managing Director

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
FOURTH SECURITY AGREEMENT AMENDMENT

The undersigned, as a Secured Party, hereby executes and delivers the Fourth Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Fourth Security Agreement Amendment and signature pages of the other parties named in said Fourth Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Fourth Security Agreement Amendment.

Print Name:  BlueLine Capital Partners III, LP

By:     BlueLine Partners, LLC,
            Its General Partner

By:      /s/ Scott A. Shuda
Name: Scott A. Shuda
Title:   Managing Director

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
FOURTH SECURITY AGREEMENT AMENDMENT

The undersigned, as a Secured Party, hereby executes and delivers the Fourth Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Fourth Security Agreement Amendment and signature pages of the other parties named in said Fourth Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Fourth Security Agreement Amendment.

Print Name: Daniel Burch

By:      /s/ Daniel Burch
Name: Daniel Burch
Title:

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
FOURTH SECURITY AGREEMENT AMENDMENT

The undersigned, as a Secured Party, hereby executes and delivers the Fourth Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Fourth Security Agreement Amendment and signature pages of the other parties named in said Fourth Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Fourth Security Agreement Amendment.

Print Name:  Harold D. Copperman

By:      /s/ Harold D. Copperman
Name: Harold D. Copperman
Title:

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
FOURTH SECURITY AGREEMENT AMENDMENT

The undersigned, as a Secured Party, hereby executes and delivers the Fourth Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Fourth Security Agreement Amendment and signature pages of the other parties named in said Fourth Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Fourth Security Agreement Amendment.

Print Name:  Jurika Family Trust U/A 1989

By:      /s/ William K. Jurika
Name: William K. Jurika
Title:   Trustee

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
FOURTH SECURITY AGREEMENT AMENDMENT

The undersigned, as a Secured Party, hereby executes and delivers the Fourth Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Fourth Security Agreement Amendment and signature pages of the other parties named in said Fourth Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Fourth Security Agreement Amendment.

Print Name:  William P. Lyons

By:      /s/ William P. Lyons
Name: William P. Lyons
Title:

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
FOURTH SECURITY AGREEMENT AMENDMENT

The undersigned, as a Secured Party, hereby executes and delivers the Fourth Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Fourth Security Agreement Amendment and signature pages of the other parties named in said Fourth Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Fourth Security Agreement Amendment.

Print Name:  Robert J. Migliorino

By:      /s/ Robert J. Migliorino
Name: Robert J. Migliorino
Title:

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
FOURTH SECURITY AGREEMENT AMENDMENT

The undersigned, as a Secured Party, hereby executes and delivers the Fourth Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Fourth Security Agreement Amendment and signature pages of the other parties named in said Fourth Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Fourth Security Agreement Amendment.

Print Name: Philip L. Rugani

By:      /s/ Philip L. Rugani
Name: Philip L. Rugani
Title:

OMNIBUS SIGNATURE PAGE TO
AXS-ONE, INC.
FOURTH SECURITY AGREEMENT AMENDMENT

The undersigned, as a Secured Party, hereby executes and delivers the Fourth Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Fourth Security Agreement Amendment and signature pages of the other parties named in said Fourth Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Fourth Security Agreement Amendment.

Print Name:	Primafides (Suisse) S.A. as Trustees of Sirius Trust

By:      /s/ N. Mijsud      /s/ P. DeSalis
Name: Primafides (Suisse) S.A. as Trustees of Sirius Trust
Title:   Directors